Income Taxes	12 Months Ended
Sep. 30, 2017
Income Taxes [Abstract]
Income Taxes

NOTE 15 - INCOME TAXES

Income tax expense was calculated based upon the following components of income from operations before income taxes for the years ended September 30, 2017, 2016, and 2015:

	SBH			SB/RH
(in millions)	2017	2016	2015	2017	2016	2015
United States	$121.1	$196.7	$26.9	$129.1	$202.4	$33.3
Outside the United States	41.2	34.3	29.5	41.3	34.3	29.5
Income from operations before income taxes	$162.3	$231.0	$56.4	$170.4	$236.7	$62.8

The components of income tax expense for the years ended September 30, 2017, 2016 and 2015 are as follows:

	SBH			SB/RH
(in millions)	2017	2016	2015	2017	2016	2015
Current tax expense:
U.S. Federal	$3.9	$2.1	$3.6	$3.9	$2.1	$3.6
Foreign	9.1	10.1	6.3	9.1	10.1	6.3
State and local	0.5	4.4	4.2	0.5	4.4	4.2
Total current tax expense	13.5	16.6	14.1	13.5	16.6	14.1
Deferred tax (benefit) expense:
U.S. Federal	41.4	(48.2)	(16.3)	45.2	(37.7)	(16.3)
Foreign	(10.5)	(19.6)	11.6	(10.5)	(19.6)	11.6
State and local	(7.1)	1.2	(3.8)	(6.9)	1.7	(3.8)
Total deferred tax expense	23.8	(66.6)	(8.5)	27.8	(55.6)	(8.5)
Income tax expense	$37.3	$(50.0)	$5.6	$41.3	$(39.0)	$5.6

The following reconciles the total income tax expense, based on the U.S. Federal statutory income tax rate of 35%, with the Company’s recognized income tax expense:\

	SBH			SB/RH
(in millions)	2017	2016	2015	2017	2016	2015
U.S. Statutory federal income tax expense	$56.8	$80.9	$19.8	$59.6	$82.9	$22.0
Permanent items	(1.3)	6.1	7.9	(1.3)	6.1	7.9
Foreign statutory rate vs. U.S. statutory rate	(18.8)	(14.9)	(5.3)	(18.8)	(14.9)	(5.3)
State income taxes, net of federal effect	2.4	4.5	1.6	2.5	4.6	1.8
Residual tax on foreign earnings	(4.0)	8.3	11.5	(4.0)	8.3	11.5
Investment in foreign subsidiary	—	—	(23.3)	—	—	(23.3)
Purchase accounting benefit	—	—	(22.8)	—	—	(22.8)
Benefit from adjustment to tax basis in assets	—	(8.5)	—	—	(8.5)	—
Change in valuation allowance	22.5	(110.6)	(7.9)	22.5	(102.1)	(10.1)
Unrecognized tax expense (benefit)	4.0	5.5	1.0	4.0	5.5	1.0
Foreign tax law changes	—	(3.7)	—	—	(3.7)	—
Share based compensation adjustments	(1.5)	1.1	1.9	(0.3)	1.1	1.9
Impact of IRC Section 9100 relief	—	(16.4)	—	—	(16.4)	—
Adjustment to prior year NOLs	—	—	14.4	—	—	14.4
Research and development tax credits	(6.6)	—	—	(6.6)	—	—
Return to provision adjustments and other, net	(16.2)	(2.3)	6.8	(16.3)	(1.9)	6.6
Income tax expense	$37.3	$(50.0)	$5.6	$41.3	$(39.0)	$5.6

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of September 30, 2017 and 2016 are as follows:

	SBH		SB/RH
(in millions)	2017	2016	2017	2016
Deferred tax assets
Employee benefits	$51.9	$76.3	$49.9	$73.4
Restructuring	0.4	2.2	0.4	2.2
Inventories and receivables	35.4	32.9	35.4	32.9
Marketing and promotional accruals	15.8	17.6	15.8	17.6
Prepaid royalty	—	6.0	—	6.0
Property, plant and equipment	30.9	8.3	30.9	8.3
Unrealized losses	16.7	4.2	16.7	4.2
Intangibles	8.5	3.7	8.5	3.7
Investment in subsidiaries	0.4	—	0.4	—
Net operating loss and credit carry forwards	389.2	380.5	376.2	372.6
Other	16.1	22.0	16.1	21.7
Total deferred tax assets	565.3	553.7	550.3	542.6
Deferred tax liabilities
Property, plant and equipment	34.0	20.1	34.0	20.1
Unrealized gains	5.7	5.1	5.7	5.1
Intangibles	662.8	770.2	662.8	770.2
Investment in partnership	91.5	—	91.5	—
Taxes on unremitted foreign earnings	2.8	2.7	2.8	2.7
Other	1.5	15.0	1.5	15.0
Total deferred tax liabilities	798.3	813.1	798.3	813.1
Net deferred tax liabilities	(233.0)	(259.4)	(248.0)	(270.5)
Valuation allowance	(243.5)	(222.7)	(243.5)	(222.7)
Net deferred tax liabilities, net valuation allowance	$(476.5)	$(482.1)	$(491.5)	$(493.2)
Reported as:
Deferred charges and other	$16.7	$16.7	$1.7	$5.6
Deferred taxes (noncurrent liability)	493.2	498.8	493.2	498.8

During the fourth quarter of the year ended September 30, 2015, the Company recognized $23.3 million of deferred tax assets related to its investment in one of its foreign subsidiaries because it was expected to reverse in the foreseeable future. The deferred tax asset reversed during the year ended September 30, 2016. The Company also recorded a $14.4 million reduction in its net operating loss deferred tax assets, with a corresponding reduction in the valuation allowance, to reflect losses used as a result of prior year adjustments.

To the extent necessary, the Company intends to utilize earnings of foreign subsidiaries in order to support management's plans to voluntarily accelerate pay down of U.S. debt, fund distributions to shareholders, fund U.S. acquisitions and satisfy ongoing U.S. operational cash flow requirements. The Company annually estimates the available earnings, permanent reinvestment classification and the availability of and management’s intent to use alternative mechanisms for repatriation for each jurisdiction in which the Company does business. Accordingly, the Company is providing residual U.S. and foreign deferred taxes on these earnings to the extent they cannot be repatriated in a tax-free manner.

During the year ended September 30, 2017, the Company concluded that sufficient evidence existed that substantially all of its non-US subsidiaries had invested or would invest their respective undistributed earnings indefinitely or that the earnings would be remitted in a tax-free manner. As a result, the Company recognized approximately $1.6 million in tax benefit to continuing operations for reducing the deferred tax liability on those earnings that had been established in prior years.  The Company provided residual tax expense through continuing operations of $5.7 million on earnings deemed to be repatriated under US tax law for the year ended September 30, 2017. The tax benefit was recognized as an addition to net operating loss and credit carryforwards deferred tax assets.

During the year ended September 30, 2016, the Company provided $1.9 million of tax benefit through continuing operations on undistributed foreign earnings and $3.0 million in tax expense on earnings deemed to be repatriated under subpart F of the US tax law. The residual domestic taxes from foreign earnings were recognized as a reduction to net operating loss and credit carryforwards deferred tax assets.

Remaining undistributed earnings of the Company’s foreign operations are $302.5 million at September 30, 2017, and are intended to remain permanently invested. Accordingly, no residual income taxes have been provided on those earnings. If at some future date these earnings cease to be permanently invested, the Company may be subject to U.S. income taxes and foreign withholding and other taxes on such amounts, which cannot be reasonably estimated at this time.

As of September 30, 2017, the Company has U.S. federal net operating loss carryforwards (“NOLs”) of $703.5 million with a federal tax benefit of $246.2 million, tax benefits related to state NOLs of $70.8 million and capital loss carryforwards of $19.8 million with a federal and state tax benefit of $7.5 million. The Company has an additional $4.3 million of federal and state NOLs for which benefits will be recorded to Additional Paid-in Capital when these carryforwards are used. These NOLs expire through years ending in 2037. As of September 30, 2017, the Company has foreign NOLs of $169.2 million and tax benefits of $47.4 million, which will expire beginning in the Company's fiscal year ending September 30, 2018. Certain of the foreign NOLs have indefinite carryforward periods. The Company is subject to an annual limitation on the use of its NOLs that arose prior to its emergence from bankruptcy in the fiscal year ended September 30, 2009. The Company has had multiple changes of ownership, as defined under Section 382 of the Internal Revenue Code of 1986, as amended, that subject the Company’s U.S. federal and state NOLs and other tax attributes to certain limitations. The annual limitation is based on a number of factors including the value of the Company’s stock (as defined for tax purposes) on the date of the ownership change, its net unrealized gain position on that date, the occurrence of realized gains in years subsequent to the ownership change and the effects of subsequent ownership changes (as defined for tax purposes), if any. In addition, separate return year limitations apply to limit the Company’s utilization of the acquired Russell Hobbs U.S. federal and state NOLs to future income of the Russell Hobbs subgroup. Due to these limitations, the Company estimates, as of September 30, 2017, that $468.9 million of the total U.S. federal NOLs with a federal tax benefit of $164.1 million and $16.7 million of the tax benefit related to state NOLs will expire unused even if the Company generates sufficient income to otherwise use all of its NOLs. The Company also projects, as of September 30, 2017, that $45.7 million of tax benefits related to foreign NOLs will not be used. The Company has provided a full valuation allowance against these deferred tax assets.

A valuation allowance is recorded when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets depends on the ability of the Company to generate sufficient taxable income of the appropriate character in the future and in the appropriate taxing jurisdictions.

The Company has earned pretax profits in the US each of the last three years. Large, profitable US businesses were acquired in years ended September 30, 2015 and 2013, and the Company’s debt levels and blended interest rates have decreased over time. The combination of US operating results and the changes in the Company’s US operating profile led the Company to conclude during the year ended September 30, 2016 that it is more likely than not its U.S. deferred tax assets will be used to reduce taxable income, except for tax attributes subject to ownership change limitations, capital losses, and certain state operating losses and credits that will expire unused.

The Company released $111.1 million of domestic valuation allowance during the year ended September 30, 2016. Approximately $25.1 million of the domestic valuation allowance release resulted from additional deferred tax assets created by the adoption of ASU No. 2016-09, effective as of October 1, 2015. In December 2015, the Company received a ruling from the Internal Revenue Service (“IRS”) which resulted in $87.8 million of U.S. net operating losses being restored and a release of $16.2 million of domestic valuation allowance from additional deferred tax assets created by the IRS ruling. The Company recorded tax expense of $14.7 million related to additional valuation allowance on state NOLs during the year ended September 30, 2017.

As of September 30, 2017, the valuation allowance related to continuing operations was $243.5 million, of which $217.1 million is related to U.S. net deferred tax assets and $26.4 million is related to foreign net deferred tax assets. As of September 30, 2016, the valuation allowance related to continuing operations was $222.7 million, of which $203.7 million is related to U.S. net deferred tax assets and $19.0 million is related to foreign net deferred tax assets. During the year ended September 30, 2017, the Company increased its valuation allowance for deferred tax assets by $20.8 million of which $13.4 million is related to an increase in valuation allowance against U.S. net deferred tax assets and $7.4 million related to an increase in the valuation allowance against foreign net deferred tax assets. During the year ended September 30, 2016, the Company decreased its valuation allowance for deferred tax assets by $63.7 million, of which $65.0 million is related to a decrease in valuation allowance against U.S. net deferred tax assets and $1.3 million related to an increase in the valuation allowance against foreign net deferred tax assets.

The total amount of unrecognized tax benefits at September 30, 2017 and 2016 are $20.9 million and $16.5 million, respectively. If recognized in the future, $20.9 million of the unrecognized tax benefits as of September 30, 2017 will impact the effective tax rate. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of September 30, 2017 and 2016 the Company had $2.9 million and $3.0 million, respectively, of accrued interest and penalties related to uncertain tax positions. The impact on income tax expense related to interest and penalties for the years ended September 30, 2017, 2016 and 2015 was a net decrease of $0.1 million, net increase of $0.5 million and net decrease of $0.8 million, respectively.  The following table summarizes the changes to the amount of unrecognized tax benefits for the years ended September 30, 2017, 2016 and 2015:

(in millions)	2017	2016	2015
Unrecognized tax benefits, beginning of year	$16.5	$12.4	$7.6
Gross increase – tax positions in prior period	4.0	4.0	4.1
Gross decrease – tax positions in prior period	(0.5)	(0.4)	(0.5)
Gross increase – tax positions in current period	1.2	1.1	1.4
Settlements	—	(0.6)	—
Lapse of statutes of limitations	(0.3)	—	(0.2)
Unrecognized tax benefits, end of year	$20.9	$16.5	$12.4

The Company files income tax returns in the U.S. federal jurisdiction and various state, local and foreign jurisdictions and is subject to ongoing examination by the various taxing authorities. The Company’s major taxing jurisdictions are the U.S., United Kingdom and Germany. In the U.S., federal tax filings for years prior to and including the Company’s fiscal year ended September 30, 2013 are closed. However, the federal NOLs from the Company’s fiscal years ended September 30, 2013 and prior are subject to Internal Revenue Service (“IRS”) examination until the year that such net operating loss carryforwards are utilized and those years are closed for audit. Filings in various U.S. state and local jurisdictions are also subject to audit and to date no significant audit matters have arisen. As of September 30, 2017, certain of the Company’s legal entities are undergoing income tax audits. The Company cannot predict the ultimate outcome of the examinations; however, it is reasonably possible that during the next twelve months some portion of previously unrecognized tax benefits could be recognized.